SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                           ____________

                             FORM 8/A

                AMENDMENT TO APPLICATION OR REPORT
           Filed pursuant to Section 12, 13 or 15(d) of
               THE SECURITIES EXCHANGE ACT OF 1934

                      SUNSTATES CORPORATION
      (Exact name of registrant as specified in its charter)

                         AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items of its Current Report on Form 8-K filed March 21, 1995, as set forth in the pages attached hereto:

Item 7.  Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

     (b) Pro forma financial information

     (c) Exhibits

          (23) Consents of experts and counsel



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Sunstates Corporation

Date   May 18, 1995                By /s/ Glenn J. Kennedy

                                      Glenn J. Kennedy
                                      Chief Financial Officer


Item 7(a) Financial statement of businesses acquired



Balfour Healthcare Products Division of
Kayser-Roth Corporation



Statements of Assets Available for Sale as of

December 31,1994, and January 28,1994, and

Statements of Revenues and Selected Expenses for the

Period from January 29,1994, to December 31,1994, and Each of the

Two Fiscal Years in the Period Ended January 28,1994

Together with Report of Independent Public Accountants



                       ARTHUR ANDERSEN LLP



Report of Independent Public Accountants



To the Board of Directors of
Kayser-Roth Corporation:

We have audited the accompanying statements of assets available for sale of the Balfour Healthcare Products Division (the Division) of Kayser-Roth Corporation (a Delaware corporation) (the Company) as of December 31, 1994, and January 28, 1994, and the related statements of revenues and selected expenses for the period from January 29, 1994, to December 31, 1994, and for each of the two fiscal years in the period ended January 28, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of assets available for sale and the statements of revenues and selected expenses have been prepared pursuant to the Asset Purchase Agreement dated March 6,1995, between Kayser-Roth Corporation and Alba-Waldensian, Inc. as discussed in
Note 2 and are not intended to be a complete presentation of the assets, liabilities, revenues or expenses of Kayser-Roth Corporation.

In our opinion, the statements referred to above present fairly, in all material respects, the assets of the Balfour Healthcare Products Division of Kayser-Roth Corporation available for sale and the related revenues and selected expenses pursuant to the Asset Purchase Agreement dated March 6, 1995, on the basis of accounting as described in Note 3 to the financial statements.




ARTHUR ANDERSEN LLP

Charlotte, North Carolina,
         May 4,1995.



             Balfour Healthcare Products Division of
                     Kayser-Roth Corporation



             Statements of Assets Available for Sale
          As of December 31, 1994, and January 28, 1994
                          (in thousands)







                                 					            Successor     Predecessor
                                  				              Basis          Basis
                                 					             (Notes 1        (Notes 1
                                 				 	             and 3)          and 3)
                                      					       December 31,     January 28,
                                     					            1994            1994


Accounts receivable (Note 5)                           $1,796        $1,501
Inventories, net (Notes 4 and 6)                        1,162           945
Supplies inventories and prepaid
  expenses (Note 4)                                        50            54
                                                        -----         -----
Total current assets                                    3,008         2,500
Property, plant and equipment,
  net (Notes 4 and 7)                                   4,075         1,541
                                                        -----         -----

Total assets available for sale                        $7,083        $4,041
                                                        =====         =====



          The accompanying notes to financial statements are an integral part of these statements.








             Balfour Healthcare Products Division of
                     Kayser-Roth Corporation



           Statements of Revenues and Selected Expenses
 For the Period from January 29, 1994, to December 31, 1994, and
 Each of the Two Fiscal Years in the Period Ended January 28,1994
                          (in thousands)



                                  Successor Basis   Predecessor Basis
                                  (Notes 1 and 3)    (Notes 1 and 3)
                                    December 31,   January 28,  January 30,
                                 1994 (11 months)      1994       1993


Net sales (Note 5)                         $13,785    $14,189    $13,891
Cost of sales (Note 10)                     10,345     11,269     11,132
                                            ------     ------     ------
     Gross profit                            3,440      2,920      2,759
                                            ------     ------     ------

Selling, marketing and distribution
    expenses (Note 11):
Marketing                                       25         11         33
SeIling                	                       751        785        671
Distribution                                   532        595        561
                                             -----      -----      -----
                                             1,308      1,391      1,265
                                             -----      -----      -----
Operating income before interest and taxes
   (Note 10)                               $ 2,132     $1,529     $1,494
                                             =====      =====      =====



          The accompanying notes to financial statements are an integral part of these statements.




             Balfour Healthcare Products Division of
                    Kayser-Roth Corporation



                  Notes to Financial Statements
              December 31,1994, and January 28,1994
                          (in thousands)



1. Organization and Description of Business:

Kayser-Roth Corporation (Kayser-Roth -- or the Company) was incorporated in Delaware in August 1985 and was subsequently acquired by Collins & Aikman Group, Inc. (Group or Seller) on August 1, 1985. The Company manufactures and markets a complete line of brand name and private label men's and women's hosiery and hosiery-related products. The Balfour Healthcare Products Division (the Division) manufactures apparel products for the health care industry such as footies, cuffs, cloth gloves, joint pads for patients, etc. in the Company's Rockwood, Tennessee manufacturing facility. The Division's products are sold primarily to medical supply companies.



Acquisition of Kayser-Roth

On January 28, 1994, Legwear Acquisition Corporation (Legwear) (a wholly owned subsidiary of Legwear Holdings Corporation (Holdings)), acquired 100% of the common stock of Kayser-Roth. The acquisition was accounted for under the purchase method of accounting. Accordingly, the aggregate purchase price was allocated based on the estimated fair value of assets acquired and liabilities assumed. As part of the purchase allocation, property, plant and equipment of the Division was recorded at fair value, which resulted in a step-up of approximately $1,450.



2. Asset Purchase Agreement:

On March 6,1995, the Company entered into an Asset Purchase Agreement (the Agreement) whereby the operating assets of the Division and the manufacturing facility were sold to Alba-Waldensian, Inc. (the
Buyer) for $14,956. The accompanying statements of assets available for sale and statements of revenues and selected expenses have been prepared pursuant to the Agreement and include only those assets purchased and liabilities assumed related to the Division, and the manufacturing facility. Significant excluded assets under the Agreement include cash, inventory and equipment related to the Company's sock manufacturing operation, certain computer hardware and software and intellectual property. Substantially all related liabilities will not be assumed by the Buyer, including accounts payable, accrued expenses and debt. The only significant assumed liability is an obligation under an equipment lease (Notes 12 and 13).

The Agreement provides that the Buyer's indemnification claims must exceed $250, subject to certain limitations, before they may be asserted against the Company. The Company's maximum indemnification obligation is limited to $7,075.

 3. Basis of Presentation:

The accompanying financial statements have been prepared on the basis of accounting as specified in the Agreement and include only those assets of the Division and the related manufacturing facility, that were purchased by the Buyer pursuant to the terms of the Agreement. The statements of assets available for sale as of January 28, 1994, and related statements of revenues and selected expenses for each of the two fiscal years in the period ended January 28,1994, are presented on the historical predecessor company basis. The statement of assets available for sale as of December 31, 1994, and the statement of revenues and selected expenses for the period from January 29, 1994, to December 31, 1994, are presented on the historical successor company basis which reflects the purchase accounting adjustments resulting from the acquisition of Kayser-Roth on January 28, 1994 (see Note 1).

The accompanying statements of revenues and selected expenses represent those revenues and direct expenses of the Division, prior to the allocation of corporate-level interest and taxes.



4. Summary of Significant Accounting Policies:

Fiscal Year

Through January 28, 1994, the Division's fiscal year ended on the last Saturday in January. Fiscal 1993 reflects a 52-week year which ended on January 28, 1994. Following the acquisition, the Company adopted a fiscal year ending on the last Saturday in December. As such, fiscal 1994 reflects a 48-week period which ended on December 31, 1994.



Inventories

Inventories are stated at the lower of cost (first-in, first-out method) or market and include the costs of raw materials, direct labor and manufacturing overhead. Allowances are established to reduce the cost of excess and obsolete inventories to their estimated net realizable value.



Supplies Inventories

Supplies inventories consist primarily of repair parts and expendable operating supplies and are carried at the lower of cost or net realizable value.



Property, Plant and Equipment

Property, plant and equipment are stated at predecessor basis historical cost at January 28, 1994, and at successor basis historical cost at December 31, 1994, which reflects the fair value adjustments resulting from the acquisition of Kayser-Roth.
Depreciation is recorded using the straight-line method for financial reporting purposes over estimated useful lives ranging from 3 to 40 years.

 5. Revenue Recognition and Concentration of Credit Risk:

The Division recognizes revenue upon the shipment of products to its customers.

The Company provides credit services for the Division. Substantially all of the Division's accounts receivable are concentrated in the health care industry. In the normal course of business, the Company extends credit, on open accounts, to its customers after a credit analysis based on a number of financial and other criteria. The Company performs ongoing credit evaluations of its customers' financial conditions, but generally does not require collateral. Allowances are maintained for potential credit losses, and such losses have been within management's expectations.

The Division has three significant customers whose net sales and accounts receivable are 47%, 53% and 56%, and 34%, 35% and 40%, respectively, of the Division's totals for periods ending December 31, 1994, January 28, 1994, and January 30, 1993, respectively.

Under the Agreement, the Buyer may require the Company to repurchase at face value uncollected accounts receivable after 120 days following the closing date.



6. Inventories:

Inventories consisted of the following at December 31, 1994, and January
28, 1994:



                             December 31,    January 28,
                                  1994           1994

Raw materials                    $ 279          $ 274
Work in process                    140             84
Finished goods                     802            643
                                 -----          -----
                                 1,221          1,001

Less- Reserves                     (59)           (56)
                                 -----           ----
                                $1,162          $ 945
                                 =====            ===



7. Property, Plant and Equipment, Net:

Property, plant and equipment consists of the following:



                                        (Successor      (Predecessor
                                   Basis - Notes 1   Basis - Notes 1
                                          and 3)         and 3)
                                      December 31,       January 28,
                                           1994             1994


Land and land improvements                     $ 96            $ 154
Buildings                                     2,500            1,854
Machinery and equipment                       1,726            2,336
Construction in process                           8               17
                                              -----            -----
                                              4,330            4,361

Less - Accumulated depreciation                (255)          (2,820)
                                              -----            -----
                                             $4,075           $1,541
                                              =====            =====



Depreciation expense was $146, $158 and $174 for the periods ending December 31, 1994, January 28, 1994, and January 30, 1993, respectively. The depreciation expense only relates to the portion of property, plant and equipment used by the Division.



8. Commitments and Contingencies:

Litigation

The Company is subject to various legal proceedings and claims arising in the ordinary course of business. In management's opinion, the outcome of the aforementioned matters is not likely to have a material adverse effect on the Division's financial position or results of operations.



Environmental Matters

The Division's operations are subject to environmental regulation in the jurisdiction in which it operates. The Company believes that the Division's operations currently comply in all material respects with the current requirements of environmental laws and regulations.

 9. Employee Benefit Plans:

Pension Plan

The Company has a defined benefit pension plan covering substantially all employees who meet certain eligibility requirements, including the employees of the Division. This liability was not assumed by the Buyer. Plan benefits are based primarily on years of service and employee's compensation. Funding of retirement costs for the plan complies with the minimum funding requirements specified by the Employee Retirement Income Security Act. Estimated expenses of the plan related to the Division and included in the accompanying statements of revenues and selected expenses, amounted to $60, $75 and $67 for the periods ended December 31, 1994, January 28,1994, and January 30,1993, respectively.



Defined Contribution Plan

The Company sponsors a defined contribution plan covering employees who meet certain eligibility requirements. Company contributions are based on a formula as specified in the plan agreement. This liability was not assumed by the Buyer. Estimated Company contributions for the Division related to this plan and included in the accompanying statements of revenues and selected expenses were $8, $10 and $8 for the periods ending December 31, 1994, January 28, 1994, and January 30,1993, respectively.



10. Allocated Expenses:

Corporate general and administrative expenses are allocated to the Division based on plant production and labor dollars and are included in cost of sales. Interest and taxes are not includeded in the corporate allocation.


11. Selling and Distribution Expenses:

Selling and distribution expenses consist primarily of direct payroll and other costs incurred by the Division and do not include any allocations from the Company.


12. Lease Commitments:

The Company is obligated under an operating lease on behalf of the Division for certain knitting equipment used by the Division. The lease commenced in May 1993 for a term of 60 months and was assumed in the Agreement. The future minimum lease payments at December 31, 1994, are as follows:



               1995            $100
               1996             100
               1997             100
               1998              33

Rent expense under the operating lease related to the Division and included in the accompanying statements of revenues and selected expenses amounted to $91, $75 and $0 for the periods ended December 31, 1994, January 28, 1994, and January 30, 1993, respectively.



13. Assumed Liabilities:

As discussed in Note 2, certain liabilities were to be assumed in connection with the Agreement. At December 31, 1994, and January
28,1994, accrual requirements related to the liabilities to be assumed were not significant.





Item 7 (b) Pro forma financial information


                     SUNSTATES CORPORATION

     PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Pursuant to an Asset Purchase Agreement dated March 6, 1995, between Alba-Waldensian, Inc. ("Alba"), a 50.4% subsidiary of Sunstates Corporation ("the Company" ), and Kayser-Roth Corporation, Alba acquired the operating assets an Healthcare Products Division ("Balfour Healthcare Products") (the "Division") for a cash price of $14,956,000, subject to certain post closing adjustments. Alba financed the acquisition from borrowings under its credit facility.

The acquisition will be accounted for as a purchase, with net assets acquired recorded at estimated fair values, and the results of the Division's operations included in the Company's consolidated financial statements from the date of acquisition.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of December 31, 1994, is based on the historical balance sheets of the Company and the Division as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the year ended
December 31, 1994, of the Company is based on the historical statement of income for that period. The condensed consolidated statement of income for Division is based on the historical statement of income for the twelve month period ended January 28, 1995. The pro forma condensed consolidated statement of income assumes the acquisition took place at the beginning of the period.

The pro forma condensed consolidated financial statements should be read in connection with the historical financial statements of the Company and the Division.



                                            SUNSTATES CORPORATION
                               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                        (Unaudited)

                                   DECEMBER 31,1994
                                     (in thousands)

                                            Balfour
                                          Sunstates     Healthcare         Pro Forma
                                        Corporation       Products       Adjustments   Pro Forma

ASSETS

Real estate                                 $70,511         $4,075      ($1,344) (1)     $73,242
Investments                                  78,906                                       78,906
Operating assets:
 Cash                                         5,779                           44 (1)       5,823
 Accounts receivable                         30,700          1,796                        32,496
 Inventories                                 42,909          1,162                        44,071
 Other operating assets                       2,393                                        2,393
Cost in excess of assets acquired             6,195                        9,217 (1)      15,412
Other assets                                  9,182             50                         9,232
                                            -------          -----                       -------
Total assets                               $246,575         $7,083                      $261,575
                                            =======          =====                       =======


LIABILITIES AND STOCKHOLDERS'EQUITY

Debt:
 Notes payable                              $52,677                                      $52,677
 Mortgage notes                              16,111                        15,000 (1)     31,111
Other liabilities                           123,654                                      123,654
                                            -------                                      -------
Total liabilities                           192,442                                      207,442

Minority interests in subsidiaries           21,892                                       21,892

Net assets                                                   7,083         (7,083) (1)
Stockholders'equity                          32,241                                       32,241
                                            -------          -----                       -------
Total liabilities and stockholders' equity $246,575         $7,083                      $261,575
                                            =======          =====                       =======


See Notes to Pro Forma Consolidated Financial Statements (Unaudited)



                                                 SUNSTATES CORPORATION
                                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                      (Unaudited)



                                          (in thousands,except per share amounts)



                         Sunstates
                        Corporation                 Balfour Healthcare Products

                                               Eleven month     One month        Twelve month
                         Year ended            period ended    period ended      period ended
                         December3l,           December 31,   January 28,        January 28,       Pro Forma
                             1994                     1994            1995              1995       Adjustments          Pro Forma



Revenues                    $209,154                 $13,785         $1,236            15,021                            $224,175

Costs and expenses:
 Insurance loss and loss
  adjustment expenses        35,843                                                                                        35,843
Cost of manufacturing
  sales                     100,337                   10,345            895            11,240             (51) (2)        111,526
Cost of real estate sales    13,901                                                                                        13,901
Selling and operating costs  56,107                    1,308            100             1,408             600  (3)         58,115
Corporate expenses            2,966                                                                                         2,966
Interest expense              3,945                                                                       918  (4)          4,863
                            -------                   ------            ---            ------                             -------
Total costs and expenses    213,099                   11,653            995            12,648                             227,214

Loss before items
   shown below               (3,945)                   2,132            241             2,373                              (3,039)

Provision for income taxes   (2,039)                                                                     (337) (5)         (2,376)
Minority interest in
  income of subsidiaries     (1,589)                                                                     (282) (6)         (1,871)
                              -----                    -----            ---             -----                               -----
Net income (loss)           ($7,573)                  $2,132           $241            $2,373                             ($7,286)
                              =====                    =====            ===             =====                               =====
Net loss applicable to
 common stocks              ($8,699)                                                                                      ($8,412)

Net loss per common share    ($3.39)                                                                                       ($3.28)
                               ====                                                                                          ====

Weighted average number of
 shares outstanding       2,564,584                                                                                     2,564,584
                          =========                                                                                     =========



See Notes to Pro Forma Consolidated Financial Statement (Unaudited)


                     SUNSTATES CORPORATION

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                FINANCIAL STATEMENTS (UNAUDITED)


Note A - The pro forma adjustments to the condensed consolidated balance sheet are as follows:

    (1) To reflect the acquisition of Balfour Healthcare Products and the allocation of the purchase price on the basis of the estimated fair values of the assets acquired.

    The components of the purchase price and its allocation to the assets of Balfour Healthcare Products are as follows (in thousands):

       Components of purchase price:
         Cash from variable loan rate term loan             $ 15,000
         Excess cash received from term loan proceeds    (        44)
                                                              ------
         Net purchase price to be allocated                   14,956

       Allocation of purchase price:
         Stockholders  equity                                 (7,083)
         (Increase) decrease to fair value:
           Property, plant and equipment                       1,344
                                                               -----
         Cost in excess of assets acquired                $    9,217
                                                               =====

Note B - The pro forma adjustments to the condensed consolidated statements of income are as follows:
                                                              Increase
                                                             (Decrease)
                                                             Net Income
    (2)  Adjustments to cost of sales:
           Effect on historical expenses of the change in the
             carrying amount of net assets resulting from
             the allocation of the purchase price as
             described in pro forma adjustment (1)
             to the pro forma condensed consolidated
             balance sheet                                $       51
                                                                  ==

    (3)  Adjustments to selling, general and
          administrative expenses:
           Amortization of excess cost over fair value
             of net assets acquired over 15 years        ($      600)
                                                                 ===

    (4)  Adjustments to interest expense:
           Interest on term loan at LIBOR plus 2%
             (average of 6.41%)                          ($      918)
                                                                 ===


    (5) Adjustments to provision for income taxes:
          To adjust tax expense to reflect the
           income tax effects at Alba's effective
           tax rate of the pro forma adjustments
           to income before income taxes.                ($      337)
                                                                 ===

    (6) Adjustments to minority interest in income
         of subsidiaries:
          To reflect minority shareholders' interest
          in the earnings of the Balfour
          Healthcare Division                            ($      282)
                                                                 ===